Supplement dated May 1, 2015

to the Prospectus and Summary Prospectus dated May 1, 2015 for the following Fund:

Fund
COLUMBIA ACORN TRUST Columbia Acorn® Fund

Effective May 1, 2015, the prospectus and summary prospectus for the Fund are each hereby supplemented to reflect the following:

It is expected that Robert A. Mohn, co-portfolio manager of Columbia Acorn Fund, Domestic Chief Investment Officer of Columbia Wanger Asset Management, LLC (“CWAM”) and Vice President of Columbia Acorn Trust will step down from those roles in the fourth quarter of 2015.

P. Zachary Egan, President of CWAM, and Fritz Kaegi, a portfolio manager and analyst at CWAM since 2004, will join the portfolio management team of Columbia Acorn Fund, and together with existing co-portfolio manager David L. Frank will take over management of Columbia Acorn Fund. Mr. Mohn will continue to perform portfolio management services for the Fund leading up to his departure to ensure a smooth transition in management.

Shareholders should retain this Supplement for future reference.

SUP110_12_001_(05/15)